SCHEDULE 1.1B

1.	M/I Homes, Inc.

Secured Party	UCC Filing Information	Collateral
GFC Leasing	10/6/08 - original filing #OH00130025120	Specific equipment - imagerunners
GFC Leasing	10/28/08 - original filing #OH00130532377	Specific equipment - imagerunners
GFC Leasing, a division of Gordon Flesch Co., Inc.	11/18/08 - original filing #OH00131025242	Specific equipment - imagerunners
Regions Bank	7/31/09 - original filing #OH00136379549	Debtor's deposit account at Secured Party to cash collateralize letters of credit
GFC Leasing	6/2/10 - original filing #OH00142641756	Specific equipment - imagerunners
Wells Fargo Bank, National Association	6/8/10 - original filing #OH00142783271	Debtor's deposit account at Secured Party to cash collateralize letters of credit
GFC Leasing, a division of Gordon Flesch Co., Inc.	7/12/10 - original filing #OH00143518130	Specific equipment - imagerunners
GFC Leasing, a division of Gordon Flesch Co., Inc.	7/15/10 - original filing #OH00143644026	Specific equipment - imagerunners
GFC Leasing, a division of Gordon Flesch Co., Inc.	8/4/10 - original filing #OH00144106067	Specific equipment - imagerunners
GFC Leasing, a division of Gordon Flesch Co., Inc.	8/4/10 - original filing #OH00144106178	Specific equipment - imagerunners
GFC Leasing, a division of Gordon Flesch Co., Inc.	8/16/10 - original filing #OH00144353000	Specific equipment - imagerunners
GFC Leasing, a division of Gordon Flesch Co., Inc.	9/17/10 - original filing #OH00144990969	Specific equipment - imagerunners
GFC Leasing, a division of Gordon Flesch Co., Inc.	4/13/11 - original filing #OH00149407727	Specific equipment - imagerunners
GFC Leasing, a division of Gordon Flesch Co., Inc.	4/22/11 - original filing #OH00149629898	Specific equipment - imagerunners
GFC Leasing, a division of Gordon Flesch Co., Inc.	5/3/11 - original filing #OH00149869290	Specific equipment - imagerunners
GFC Leasing, a division of Gordon Flesch Co., Inc.	7/1/11 - original filing #OH00151336093	Specific equipment - imagerunners
GFC Leasing, a division of Gordon Flesch Co., Inc.	7/1/11 - original filing #OH00151336104	Specific equipment - imagerunners
Konica Minolta Premier Finance	10/18/11 - original filing #OH00153541101	Specific equipment pursuant to Premier Lease Agmt.
GFC Leasing, a division of Gordon Flesch Co., Inc.	12/14/11 - original filing #OH00154825164	Specific equipment - imagerunners
GFC Leasing, a division of Gordon Flesch Co., Inc.	1/7/13 - original filing #OH00163954532	Specific equipment - scanner

2.	M/I Homes of Austin, LLC

None.

3.	M/I Homes of Cincinnati, LLC

None.

4.	M/I Homes of Central Ohio, LLC

None.

5.	M/I Properties LLC

None.

6.	M/I Homes Service, LLC

None.

7.	Prince Georges Utilities, LLC

None.

8.	Wilson Farm, L.L.C.

None.

9.	The Fields at Perry Hall, L.L.C.

None.

10.	Northeast Office Venture, Limited Liability Company

Secured Party	UCC Filing Information	Collateral
The Ohio Life Insurance Company (Bluemark Capital)	6/17/02 - original filing # 21738651 6/11/07 - continuation 3/21/12 - continuation	Real estate - property located in Franklin County

Open-End Mortgage by Northeast Office Venture, Limited Liability Company (Mortgagor), in favor of The Ohio National Life Insurance Company (Mortgagee) (Bluemark Capital), dated March 24, 1997 in the original principal amount of $8,500,000 for headquarters office building in Franklin County, Ohio.

11.	M/I Homes of DC, LLC

None.

12.	M/I Homes of Chicago, LLC

None.

13.	M/I Homes of Houston, LLC

None.

14.	M/I Homes of San Antonio, LLC

None.

15.	M/I Homes of Raleigh, LLC

None.

16.	M/I Homes of Charlotte, LLC

None.

17.	M/I Homes of Florida, LLC

None.

18.	M/I Homes of Tampa, LLC

M/I Homes of Tampa, LLC assumed the debt for B Bonds in the original principal amount of $4,900,000 in favor of the Panther Trace II Community Development District (CDD) for a development known as “Panther Trace” in Hillsborough County, Florida.

19.	M/I Homes of West Palm Beach, LLC

None.

20.	M/I Homes of Orlando, LLC

None.

21.	MHO Holding, LLC

None.

22.	MHO, LLC

None.

23.	M/I Homes First Indiana LLC

None.

24.	M/I Homes Second Indiana LLC

None.

25.	M/I Homes of Indiana, L.P.

Land Trust Agreement dated May 29, 1997 and various Real Estate Mortgages executed by and among M/I Homes of Indiana, L.P., an Indiana limited partnership (Borrower), and David E. Wilcox and John O. Carpenter, successor Co-Trustees (Lender), to secured various Promissory Notes issued from time to time for a development known as “Crystal Lakes” located in Marion County, Indiana.